EXHIBIT 24


                                POWER OF ATTORNEY


I appoint J. A. Lawrence, S.S. Marshall and K.L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my name and place:

         * Sign the registration statement on Form S-8 for General Mills, Inc. 2003 Stock Compensation Plan, any and all amendments (including post-effective amendments) to that registration statement or any new registration statement filed pursuant to Rule 462(b) of the Securities Exchange Act of 1933, as amended;

         * File the registration statement mentioned above on Form S-8 and any amendments and supplements thereto, with all exhibits and other related documents, with the Securities and Exchange Commission;

         * Perform the acts that need to be done concerning these filings; and

         *        Name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                        /s/ Stephen R. Demeritt
                                        --------------------------------------
                                        Stephen R. Demeritt
                                        Dated: September 22, 2003

                                        /s/ L. D. DeSimone
                                        --------------------------------------
                                        L. D. DeSimone
                                        Dated: September 22, 2003

                                        /s/ Raymond V. Gilmartin
                                        --------------------------------------
                                        Raymond V. Gilmartin
                                        Dated: September 22, 2003

                                        /s/ Judith Richards Hope
                                        --------------------------------------
                                        Judith Richards Hope
                                        Dated: September 22, 2003

                                        /s/ John M. Keenan
                                        --------------------------------------
                                        John M. Keenan
                                        Dated: September 22, 2003

                                        /s/ Heidi G. Miller
                                        --------------------------------------
                                        Heidi G. Miller
                                        Dated: September 22, 2003

                                        /s/ Hilda Ochoa-Brillembourg
                                        --------------------------------------
                                        Hilda Ochoa-Brillembourg
                                        Dated: September 22, 2003

                                        /s/ Stephen W. Sanger
                                        --------------------------------------
                                        Stephen W. Sanger
                                        Dated: September 22, 2003


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                                        /s/ A. Michael Spence
                                        --------------------------------------
                                        A. Michael Spence
                                        Dated: September 22, 2003

                                        /s/ Dorothy A. Terrell
                                        --------------------------------------
                                        Dorothy A. Terrell
                                        Dated: September 22, 2003

                                        /s/ Raymond G. Viault
                                        --------------------------------------
                                        Raymond G. Viault
                                        Dated: September 22, 2003